Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
25.  Commitments and Contingencies
Commitments — Commitments to extend credit are agreements to lend to clients in accordance with predetermined contractual provisions. These commitments, predominantly at variable interest rates, are for specific periods or contain termination clauses and may require the payment of a fee. The total amounts of unused commitments do not necessarily represent future credit exposure or cash requirements, as commitments often expire without being drawn upon.
In order to meet the needs of its clients, the Company also issues standby letters of credit, which are conditional commitments generally to provide credit support for some creditors in case of default. The credit risk and potential cash requirements involved in issuing standby letters of credit are essentially the same as those involved in extending loan facilities to clients.
Unfunded credit extension commitments at December 31, 2013 and 2012 are as follows:

	2013	2012
Commercial (1)	$1,467,894	$539,278
Home equity lines of credit	28,780	40,915
Credit card lines of credit	34,627	32,496
Standby letters of credit	1,140	1,274
Total unfunded credit extension commitments	$1,532,441	$613,963

(1)
Unfunded commercial commitments include $1,075,781 and $609,619 of conditional commitments for which certain requirements must be met in order to obtain an advance under the existing commitment as of December 31, 2013 and 2012, respectively. Of these commitments, $360,165 and $49,951 were cancellable by the Company at December 31, 2013 and 2012, respectively.

The Company also has entered into commitments to lend related to loans in the origination pipeline. These commitments represent arrangements to lend funds or provide liquidity subject to specified contractual provisions.
The contractual amounts of the Company's commitments to lend in the held for investment origination pipeline at December 31, 2013 and 2012 are as follows:

	2013	2012
Residential	531,642	—
Commercial	208,480	555,622
Leasing	168,857	172,808
Total commitments to lend in the pipeline	908,979	728,430

Standby letters of credit issued by third party entities, are used to guarantee the Company's performance under various contracts. At December 31, 2013, the Company had approximately $60,018 in letters of credit outstanding.
During September 2013, EverBank entered into a forward-dated borrowing agreement with the FHLB to borrow $50,000 as a fixed-rate FHLB advance at an interest rate of 2.10%, which will fund in September 2014 maturing in September 2018. Prior to the funding date, EverBank has the right to terminate the advance subject to a voluntary termination fee.
In the ordinary course of business, the Company enters into commitments to originate residential mortgage loans held for sale at interest rates determined prior to funding. Interest rate lock commitments for loans that the Company intends to sell are considered freestanding derivatives and are recorded at fair value. See Note 23 for information on interest rate lock commitments as they are not included in the table above.
The Company also has an agreement with the Jacksonville Jaguars of the National Football League whereby the Company obtained the naming rights to the football stadium in Jacksonville, Florida. Under the agreement, the amount due in 2014, which is the final year of the contract, is $3,647, a 5% increase from 2013.
Guarantees — The Company sells and securitizes conventional conforming and federally insured single-family residential mortgage loans predominantly to government-sponsored entities (GSEs), such as Fannie Mae and Freddie Mac. The Company also sells residential mortgage loans, primarily those that do not meet criteria for whole loan sales to GSEs, through whole loan sales to private non-GSE purchasers. In doing so, representations and warranties regarding certain attributes of the loans are made to the GSE or the third-party purchaser. Subsequent to the sale, if it is determined that the loans sold are (1) with respect to the GSEs, in breach of these representations or warranties or (2) with respect to non-GSE purchasers, in material breach of these representations and warranties, the Company generally has an obligation to either: (a) repurchase the loan for the UPB, accrued interest and related advances, (b) indemnify the purchaser or (c) make the purchaser whole for the economic benefits of the loan. From 2004 through December 31, 2013, the Company originated and securitized approximately $58,775,880 of mortgage loans to GSEs and private non-GSE purchasers. A majority of the loans sold to non-GSEs were agency deliverable products that were eventually sold by large aggregators of agency product who eventually securitized and sold to the agencies.
In some cases, the Company also has an obligation to repurchase loans in the event of early payment default (EPD) which is typically triggered if a borrower does not make the first several payments due after the loan has been sold to an investor. The Company’s private investors have agreed to waive EPD provisions for conventional conforming and federally insured single-family residential mortgage loans and certain jumbo loan products. However, the Company is subject to EPD provisions on the community reinvestment loans the Company originates and sells under the State of Florida housing program, which represents a minimal amount of total originations.
The Company’s obligations vary based upon the nature of the repurchase demand and the current status of the mortgage loan. The Company establishes reserves for estimated losses inherent in the Company’s origination of mortgage loans. In estimating the accrued liability for loan repurchase and make-whole obligations, the Company estimates probable losses inherent in the population of all loans sold based on trends in claims requests and actual loss severities experienced. The liability includes accruals for probable contingent losses in addition to those identified in the pipeline of repurchase or make-whole requests. There is additional inherent uncertainty in the estimate because the Company historically sold a majority of loans servicing released prior to 2009 and currently does not have servicing performance metrics on a majority of those loans it originated and sold. The estimation process is designed to include amounts based on actual losses experienced from actual repurchase activity. The baseline for the repurchase reserve uses historical loss factors that are applied to loan pools originated in 2003 through December 31, 2013 and sold in years 2004 through December 31, 2013. Loss factors, tracked by year of loss, are calculated using actual losses incurred on repurchase or make-whole arrangements. The historical loss factors experienced are accumulated for each sale vintage (year loan was sold) and are applied to more recent sale vintages to estimate inherent losses not yet realized. The Company’s estimated recourse related to these loans was $20,225 and $27,000 at December 31, 2013 and 2012, respectively, and is recorded in accounts payable and accrued liabilities.
In the ordinary course of its loan servicing activities, the Company routinely initiates actions to foreclose real estate securing serviced loans. For certain serviced loans, there are provisions in which the Company is either obligated to fund foreclosure-related costs or to repurchase loans in default. Additionally, as servicer, the Company could be obligated to repurchase loans from or indemnify GSEs for loans originated by defunct originators. The outstanding principal balance on loans serviced at December 31, 2013 and 2012, was $59,492,239 and $49,422,104, respectively, including residential mortgage loans held for sale. The amount of estimated recourse recorded in accounts payable and accrued liabilities related to servicing activities at December 31, 2013 and 2012, was $23,668 and $26,026, respectively.
Operating Leases — The Company has entered into various operating leases for the office space in which it operates, many of which include the ability to extend the original terms of the lease at the Company’s option. General and administrative expense associated with these leases was $18,107, $13,187 and $11,342 for the years ended December 31, 2013, 2012 and 2011, respectively. The future minimum lease payments for the leases at December 31, 2013, are as follows:

2014	$20,775
2015	17,239
2016	14,395
2017	11,009
2018	7,079
Thereafter	26,527
$97,024

Certain of these operating leases include the potential for the landlord to require the Company to remove leasehold improvements prior to vacating the property. Generally this obligation is at the discretion of the landlord, and the likelihood of the option being exercised is uncertain. Any related potential obligation to retire leasehold improvements cannot be reasonably estimated due to the uncertainty of the timing and the probability of the option’s exercise. If the Company did incur such an obligation, the impact to the consolidated financial statements is not expected to be material.
Federal Reserve Requirement — The Federal Reserve Board (FRB) requires certain institutions, including EB, to maintain cash reserves in the form of vault cash and average account balances with the Federal Reserve Bank. The reserve requirement is based on average deposits outstanding and was approximately $149,381 and $154,706 at December 31, 2013 and 2012, respectively.
Legal Actions — On April 13, 2011, each of the Company and EverBank entered into a consent order with the Office of Thrift Supervision (OTS) with respect to EverBank's mortgage foreclosure practices and the Company's oversight of those practices. The OCC succeeded the OTS with respect to EverBank's consent order, and the Board of Governors of the FRB succeeded the OTS with respect to the Company's consent order. The consent orders require, among other things, that the Company establish a new compliance program for mortgage servicing and foreclosure operations and that the Company ensures that it has dedicated resources for communicating with borrowers, policies and procedures for outsourcing foreclosure or related functions and management information systems that ensure timely delivery of complete and accurate information. The Company was also required to retain an independent firm as part of an "Independent Foreclosure Review" program to conduct a review of residential foreclosure actions that were pending from January 1, 2009 through December 31, 2010 in order to determine whether any borrowers sustained financial injury as a result of any errors, misrepresentations or deficiencies and to provide remediation as appropriate.
In August 2013, EverBank reached an agreement with the OCC that would end its participation in the Independent Foreclosure Review program mandated by the April 2011 consent order and replace it with an accelerated remediation process. The agreement includes a cash payment of approximately $39,932 which was made by EverBank to a settlement fund, which would provide relief to qualified borrowers. In addition, EverBank has accrued approximately $6,344 to contribute to organizations certified by the U.S. Department of Housing and Urban Development or other tax-exempt organizations that have as a principal mission providing affordable housing, foreclosure prevention and/or educational assistance to low and moderate income individuals and families. This agreement has not eliminated all of our risks associated with foreclosure-related practices, and it does not protect EverBank from potential individual borrower claims or class action lawsuits, any of which could result in additional expenses. Consistent with the agreement, an amendment to the April 2011 consent order was entered into on October 15, 2013. All terms of the April 2011 consent order that were not explicitly superseded by the amendment remain in effect without modification.
In October 2013, EverBank received a letter from the OCC requesting, in connection with the April 2011 consent order, that EverBank provide the OCC with an action plan, along with other mortgage servicers, to identify errors and remediate borrowers serviced by EverBank for the period from January 1, 2011 through the present day, that may have been harmed by the same errors identified in the Independent Foreclosure Review. As of December 31, 2013, EverBank accrued $4,000 for potential future remediation payments to borrowers as a result of the implementation of the action plan.
In addition, other government agencies, including state attorneys general and the U.S. Department of Justice, continue to investigate various mortgage related practices of the Company and other major mortgage servicers. The Company continues to cooperate with these investigations. These investigations could result in material fines, penalties, equitable remedies (including requiring default servicing or other process changes), or other enforcement actions, as well as significant legal cost in responding to governmental investigations and additional litigation. The Company has evaluated subsequent events through the date in which financial statements are available to be issued and currently, the Company is unable to estimate any loss that may result from penalties or fines imposed by the OCC or other governmental agencies and hence, no amounts have been accrued.
In the ordinary course of business, the Company and its subsidiaries are routinely involved in various claims and legal actions. In light of the uncertainties involved in these government proceedings, there is no assurance that the ultimate resolution of these matters will not significantly exceed the reserves currently accrued by the Company.